UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-09687

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2008

Date of reporting period: November 30, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Focused Growth & Income Fund

November 30, 2008

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

January 20, 2009

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Focused Growth & Income Fund (the “Fund”) for the annual reporting period ended November 30, 2008.

Investment Objective and Policies

This open-end Fund’s investment objective is long-term growth of capital. The Fund invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued. The Adviser believes that, over time, a company’s stock price will come to reflect its intrinsic economic value. The Adviser uses a disciplined investment process to evaluate the investment opportunity of the companies in the Adviser’s extensive research universe. The Fund may invest in companies of any size and in any industry. The Fund may invest in securities of non-U.S. issuers. The Fund may enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

Investment Results

The table on page 4 provides performance data for the Fund and its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended November 30, 2008. Also included in the table are returns for the Fund’s peer group, as represented by the Lipper Large-Cap Value Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

The Fund’s Class A Shares without sales charges underperformed both the benchmark and the Lipper Average for the six- and 12-month periods ended November 30, 2008. Stock selection was the dominant contributor to the underperformance versus the benchmark in both periods.

For the 12-month period, despite largely side-stepping the carnage in financials—with none of the 10 largest detractors from Fund performance being a financial company—many of the Fund’s energy and economically sensitive investments underperformed as the economy abruptly slowed in response to the weight of the credit crisis. The Fund’s large underweight in ExxonMobil, a strong relative performer in this risk-averse market, also hurt performance. The Fund’s underweight in financials, and strong stock selection within financials, was the largest positive contributor to relative performance. The Fund’s investments in tobacco and defense contractors also helped.

For the six-month period, the profile of performance contribution was much the same. Again, the Fund’s large underweight in ExxonMobil hurt its performance versus the benchmark. ExxonMobil’s large benchmark weight and strong relative performance in this risk-averse market has pushed its valuation relative to peers to historically high levels. The Fund’s Relative Value Investment Team (the “Team”) continues to see what it believes to be better opportunities in other energy names.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	1

Market Review and Investment Strategy

The credit crisis entered a new and more menacing phase during the latter part of 2008, with intense fear of counterparty risk paralyzing interbank lending and threatening the survival of some of the world’s most powerful financial firms. Stocks fell sharply, sinking deeper into bear-market territory, and government bonds rallied globally as investors sought safety in risk-free assets.

In the current environment, the Team’s research and disciplines led to a decided tilt toward deeper-value stocks than usual. The tilt to deeper value is shown most clearly in the Fund’s relative free cash flow yield (an indicator of potential value and opportunity), which, since the global credit crisis began more than a year ago, has soared to near its highest-ever level. Historically, companies with superior free cash flow yield have outperformed the broader market.

Recent Market Conditions

Recent events in the capital markets have resulted in an unusually high degree of volatility and the net asset value of many mutual funds, including the Fund. Extreme price volatility, the massive re-pricing of risky assets that transpired this year, and the abrupt slowdown in the economy later in the year, all contributed to higher than average turnover in the fund. The team’s expectation is that activity levels will slow as the Fund’s portfolio has been repositioned to take advantage of the above average number of opportunities that the Team perceives to exist in today’s market.

2	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 1000 Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The Russell 1000 Index is composed of 1000 of the largest capitalized companies that are traded in the United States. For the six-and 12-month periods ended November 30, 2008, the Lipper Large-Cap Value Funds Average consisted of 616 and 593 funds, respectively. Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund can invest in small-to mid-capitalization companies. These investments may be more volatile than investments in large-capitalization companies. The Fund may at times be concentrated in a particular sector or industry group and, therefore, may be subject to greater risk. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2008	Returns
	6 Months	12 Months
AllianceBernstein Focused Growth & Income Fund*
Class A	-38.52%	-42.15%

Class B**	-38.53%	-42.20%

Class C	-38.75%	-42.57%

Class R†	-38.54%	-42.22%

Class K†	-38.46%	-42.05%

Class I†	-38.28%	-41.81%

Russell 1000 Value Index	-34.83%	-38.32%

Lipper Large-Cap Value Funds Average	-35.73%	-39.16%

* Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended November 30, 2008, by 0.02%.
** Effective January 31, 2009, Class B shares will no longer be available for purchase to new investors. Please see Note L for additional information.

†    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark Disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

12/22/99* TO 11/30/08

*Since inception of the Fund’s Class A shares on 12/22/99.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Focused Growth & Income Fund Class A shares (from 12/22/99* to 11/30/08) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-42.15%	-44.60%
5 Years	-2.91%	-3.75%
Since Inception*	1.60%	1.11%

Class B Shares
1 Year	-42.20%	-44.05%
5 Years	-3.38%	-3.38%
Since Inception(a)*	1.03%	1.03%

Class C Shares
1 Year	-42.57%	-43.03%
5 Years	-3.60%	-3.60%
Since Inception*	0.89%	0.89%

Class R Shares†
1 Year	-42.22%	-42.22%
5 Years	-3.10%	-3.10%
Since Inception*	-2.89%	-2.89%

Class K Shares†
1 Year	-42.05%	-42.05%
Since Inception*	-7.68%	-7.68%

Class I Shares†
1 Year	-41.81%	-41.81%
Since Inception*	-7.37%	-7.37%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.21%, 1.96%, 1.93%, 1.43%, 1.13% and 0.78% for Class A, Class B, Class C, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception dates: 12/22/99 for Class A, Class B and Class C shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2008)
SEC Returns

Class A Shares
1 Year	-40.81%
5 Years	-3.94%
Since Inception*	1.75%

Class B Shares
1 Year	-40.74%
5 Years	-3.59%
Since Inception(a)*	1.66%

Class C Shares
1 Year	-39.24%
5 Years	-3.80%
Since Inception*	1.51%

Class R Shares†
1 Year	-38.26%
5 Years	-3.29%
Since Inception*	-1.77%

Class K Shares†
1 Year	-38.08%
Since Inception*	-6.14%

Class I Shares†
1 Year	-37.80%
Since Inception*	-5.82%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Dates: 12/22/99 for Class A, Class B and Class C shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these classes are listed above.

See Historical Performance disclosures on page 3.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	7

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-l) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2008		Ending Account Value November 30, 2008		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$614.83	$1,018.10	$5.57	$6.96
Class B	$1,000	$1,000	$614.67	$1,017.30	$6.22	$7.77
Class C	$1,000	$1,000	$612.52	$1,014.50	$8.47	$10.58
Class R	$1,000	$1,000	$614.65	$1,017.05	$6.42	$8.02
Class K	$1,000	$1,000	$615.38	$1,018.45	$5.29	$6.61
Class I	$1,000	$1,000	$617.16	$1,020.55	$3.60	$4.50
*	Expenses are equal to the classes’ annualized expense ratios of 1.38%, 1.54%, 2.10%, 1.59%, 1.31% and 0.89%, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Fund Expenses

PORTFOLIO SUMMARY

November 30, 2008

PORTFOLIO STATISTICS

Net Assets ($mil): $119.6

TEN LARGEST HOLDINGS

November 30, 2008

Company	U.S. $ Value	Percent of Net Assets
Axis Capital Holdings Ltd.	$4,682,350	3.9%
Occidental Petroleum Corp.	4,677,696	3.9
Raytheon Co.	4,606,720	3.9
Accenture, Ltd. – Class A	4,182,300	3.5
Arch capital Group, Ltd	4,067,400	3.4
L-3 Communications Holdings, Inc.	4,030,200	3.4
Wyeth	3,892,681	3.3
Ace Ltd	3,876,950	3.2
Lorillard, Inc.	3,625,800	3.0
Phillip Morris International, Inc.	3,583,600	3.0
	$41,225,697	34.5%

*	All data are as of November 30, 2008. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	9

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2008

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.6%
Industrials – 24.8%
Aerospace & Defense – 11.2%
Goodrich Corp.	85,000	$2,860,250
Honeywell International, Inc.	66,500	1,852,690
L-3 Communications Holdings, Inc.	60,000	4,030,200
Raytheon Co.	94,400	4,606,720

		13,349,860

Commercial Services & Supplies – 1.3%
The Brink’s Co.	69,500	1,513,015

Construction & Engineering – 3.2%
Fluor Corp.	73,000	3,324,420
Shaw Group, Inc.(a)	25,000	460,000

		3,784,420

Machinery – 7.7%
AGCO Corp.(a)	70,920	1,746,050
Cummins, Inc.	85,000	2,174,300
Dover Corp.	31,000	924,730
Flowserve Corp.	22,100	1,112,293
Joy Global, Inc.	74,760	1,741,160
Lincoln Electric Holdings, Inc.	17,500	799,575
Timken Co.	51,950	753,795

		9,251,903

Trading Companies & Distributors – 1.4%
WESCO International, Inc.(a)	115,000	1,700,850

		29,600,048

Energy – 20.7%
Energy Equipment & Services – 8.0%
Baker Hughes, Inc.	91,300	3,179,979
Cameron International Corp.(a)	50,000	1,055,000
Noble Corp.	80,000	2,143,200
Oil States International, Inc.(a)	150,000	3,213,000

		9,591,179

Oil, Gas & Consumable Fuels – 12.7%
Apache Corp.	30,000	2,319,000
ConocoPhillips	40,000	2,100,800
Marathon Oil Corp.	37,700	986,986
Occidental Petroleum Corp.	86,400	4,677,696
Total SA (Sponsored) (ADR)	59,900	3,159,725
Valero Energy Corp.	105,200	1,930,420

		15,174,627

		24,765,806

Health Care – 15.1%
Biotechnology – 1.6%
Biogen Idec, Inc.(a)	45,000	1,903,950

10	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Equipment & Supplies – 1.7%
Varian Medical Systems, Inc.(a)	50,000	$2,018,000

Health Care Providers & Services – 1.4%
Aetna, Inc.	80,000	1,745,600

Pharmaceuticals – 10.4%
Eli Lilly & Co.	94,800	3,237,420
Endo Pharmaceuticals Holdings, Inc.(a)	41,900	921,381
Forest Laboratories, Inc.(a)	50,000	1,209,000
Novartis AG (ADR)	40,000	1,876,800
Schering-Plough Corp.	75,000	1,260,750
Wyeth	108,100	3,892,681

		12,398,032

		18,065,582

Information Technology – 13.2%
Communications Equipment – 0.9%
F5 Networks, Inc.(a)	40,400	1,005,960

IT Services – 9.2%
Accenture Ltd. – Class A	135,000	4,182,300
Alliance Data Systems Corp.(a)	75,000	3,248,250
SAIC, Inc.(a)	200,000	3,560,000

		10,990,550

Software – 3.1%
Adobe Systems, Inc.(a)	40,000	926,400
Symantec Corp.(a)	235,200	2,829,456

		3,755,856

		15,752,366

Financials – 12.0%
Insurance – 12.0%
ACE Ltd.	74,200	3,876,950
Arch Capital Group, Ltd.(a)	60,000	4,067,400
Axis Capital Holdings Ltd.	185,000	4,682,350
Loews Corp.	65,000	1,780,350

		14,407,050

Consumer Staples – 6.8%
Food Products – 0.8%
The JM Smucker Co.	20,600	934,622

Tobacco – 6.0%
Lorillard, Inc.	60,000	3,625,800
Philip Morris International, Inc.	85,000	3,583,600

		7,209,400

		8,144,022

Consumer Discretionary – 5.5%
Auto Components – 0.6%
WABCO Holdings, Inc.	45,000	668,700

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Diversified Consumer Services – 1.3%
Brink’s Home Security Holdings, Inc.(a)	80,000	$1,600,000

Household Durables – 0.6%
NVR, Inc.(a)	1,670	725,198

Leisure Equipment & Products – 0.9%
Polaris Industries, Inc.	39,320	1,073,436

Media – 2.1%
The DIRECTV Group, Inc.(a)	44,900	988,249
DISH Network Corp. – Class A(a)	135,000	1,495,800

		2,484,049

		6,551,383

Materials – 1.5%
Chemicals – 1.5%
CF Industries Holdings, Inc.	35,000	1,842,050

Total Investments – 99.6% (cost $148,484,943)		119,128,307
Other assets less liabilities – 0.4%		456,752

Net Assets – 100.0%		$119,585,059

(a)	Non-income producing security.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

12	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2008

Assets
Investments in securities, at value (cost $148,484,943)	$119,128,307
Receivable for investment securities sold	2,286,424
Dividends receivable	417,910
Receivable for capital stock sold	376,319

Total assets	122,208,960

Liabilities
Due to custodian	534,682
Payable for investment securities purchased	1,284,325
Payable for capital stock redeemed	569,705
Advisory fee payable	53,189
Distribution fee payable	43,894
Transfer Agent fee payable	22,526
Administrative fee payable	19,702
Accrued expenses	95,878

Total liabilities	2,623,901

Net Assets	$119,585,059

Composition of Net Assets
Capital stock, at par	$15,938
Additional paid-in capital	185,307,796
Undistributed net investment income	377,645
Accumulated net realized loss on investment transactions	(36,759,684)
Net unrealized depreciation on investments	(29,356,636)

$119,585,059

Net Asset Value Per Share—18 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$62,967,870	8,162,208	$7.71	*

B	$34,122,199	4,682,128	$7.29

C	$20,997,577	2,898,281	$7.24

R	$1,140,755	149,251	$7.64

K	$351,545	45,783	$7.68

I	$5,113	658	$7.77

*	The maximum offering price per share for Class A shares was $8.05 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	13

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2008

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $63,722)	$3,358,551
Affiliated issuers	260,207
Interest	4,307	$3,623,065

Expenses
Advisory fee (see Note B)	1,158,796
Distribution fee—Class A	318,830
Distribution fee—Class B	647,085
Distribution fee—Class C	366,036
Distribution fee—Class R	9,200
Distribution fee—Class K	3,117
Transfer agency—Class A	234,377
Transfer agency—Class B	176,978
Transfer agency—Class C	88,690
Transfer agency—Class R	3,143
Transfer agency—Class K	2,119
Transfer agency—Class I	3
Custodian	161,378
Administrative	99,536
Registration fees	85,995
Audit	65,482
Directors’ fees	50,057
Legal	47,591
Printing	47,376
Miscellaneous	10,502

Total expenses	3,576,291
Less: expenses waived by the Distributor (see Note C)	(388,251)
Less: expense offset arrangement (see Note B)	(10,197)

Net expenses		3,177,843

Net investment income		445,222

Realized and Unrealized Loss on Investment Transactions
Net realized loss on investment transactions		(36,500,592)
Net change in unrealized appreciation/depreciation of investments		(61,731,508)

Net loss on investment transactions		(98,232,100)

Net Decrease in Net Assets from Operations		$(97,786,878)

See notes to financial statements.

14	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended November 30, 2008	Year Ended November 30, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$445,222	$1,457,994
Net realized gain (loss) on investment transactions	(36,500,592)	54,595,624
Net change in unrealized appreciation/depreciation of investments	(61,731,508)	(18,349,523)

Net increase (decrease) in net assets from operations	(97,786,878)	37,704,095
Dividends and Distributions to Shareholders from
Net investment income
Class A	(927,441)	(639,802)
Class B	(509,387)	– 0	–
Class R	(14,060)	(8,327)
Class K	(23,607)	(3,535)
Class I	(266)	(2,528)
Net realized gain on investment transactions
Class A	(25,443,074)	(12,796,034)
Class B	(17,944,296)	(11,883,217)
Class C	(9,732,960)	(4,972,302)
Class R	(449,346)	(162,384)
Class K	(466,122)	(37,014)
Class I	(4,388)	(23,755)
Capital Stock Transactions
Net decrease	(10,547,204)	(28,299,240)

Total decrease	(163,849,029)	(21,124,043)
Net Assets
Beginning of period	283,434,088	304,558,131

End of period (including undistributed net investment income of $377,645 and $1,432,257, respectively)	$119,585,059	$283,434,088

See notes to financial statements.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	15

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2008

NOTE A

Significant Accounting Policies

AllianceBernstein Focused Growth & Income Fund, Inc. (the “Fund”), organized as a Maryland corporation on July 6, 1999, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Class I shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing

16	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Notes to Financial Statements

bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	17

Notes to Financial Statements

from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2008:

Level	Investments in Securities		Other Financial Instruments*
Level 1	$119,128,307		$	– 0	–
Level 2	– 0	–		– 0	–
Level 3	– 0	–		– 0	–

Total	$119,128,307		$	– 0	–

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

18	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Notes to Financial Statements

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with the Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	19

Notes to Financial Statements

the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 2.50%, 3.20%, 3.20%, 2.70%, 2.45% and 2.20% of the daily average net assets for the Class A, Class B, Class C, Class R, Class K and Class I shares, respectively (the “Expense Caps”). The Expense Caps will expire on January 1, 2009. For the year ended November 30, 2008, there was no such reimbursement.

Pursuant to the investment advisory agreement, the Fund paid $99,536 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 2008.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $265,266 for the year ended November 30, 2008.

For the year ended November 30, 2008, the expenses of Class A, Class B and Class C shares were reduced by $10,197 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,677 from the sale of Class A shares and received $2,631, $17,318 and $691 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2008.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2008 is as follows:

Market Value November 30, 2007 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value November 30, 2008 (000)
$ 16,461	$280,364	$296,825	$260	$	– 0	–

20	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the year ended November 30, 2008 amounted to $1,127,740, of which $29,159 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Class I shares. For the period February 1, 2007 through October 31, 2007, with respect to Class B shares, payments to the distributor were voluntarily limited to .30% of the average daily net assets attributable to Class B shares. As of November 1, 2007, with respect to Class B shares, payments to the distributor are voluntarily being limited to .40% of the average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. For the year ended November 30, 2008, such waiver amounted to $388,251. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $119,124, $1,543,492, $136,891 and $23,970 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2008 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$694,508,995		$739,218,559
U.S. government securities	– 0	–	– 0	–

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	21

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$154,875,347

Gross unrealized appreciation	$1,491,902
Gross unrealized depreciation	(37,238,942)

Net unrealized depreciation	$(35,747,040)

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

22	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Notes to Financial Statements

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with UBS Securities LLC (the “Lending Agent”). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Under the terms of the securities lending agreement, security voting rights pass to the borrower, although the Fund can at will terminate a loan and regain the right to vote upon receipt of the security. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower’s failure to return a loaned security when due. As of November 30, 2008, the Fund had no securities out on loan. For the year ended November 30, 2008, the Fund earned fee income of $4,307 which is included in interest income in the accompanying statement of operations.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2008	Year Ended November 30, 2007	Year Ended November 30, 2008	Year Ended November 30, 2007

Class A
Shares sold	939,495	1,367,077	$10,966,455	$21,715,194

Shares issued in reinvestment of dividends and distributions	1,762,247	820,965	23,702,215	12,257,014

Shares converted from Class B	843,990	972,592	9,735,952	15,503,411

Shares redeemed	(3,672,996)	(3,182,389)	(41,582,052)	(50,530,185)

Net increase (decrease)	(127,264)	(21,755)	$2,822,570	$(1,054,566)

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	23

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2008	Year Ended November 30, 2007	Year Ended November 30, 2008	Year Ended November 30, 2007

Class B
Shares sold	247,008	236,288	$2,672,326	$3,552,432

Shares issued in reinvestment of dividends and distributions	1,301,651	745,296	16,570,012	10,642,839

Shares converted to Class A	(892,536)	(1,017,942)	(9,735,952)	(15,503,411)

Shares redeemed	(1,818,162)	(1,795,912)	(19,897,968)	(27,171,123)

Net decrease	(1,162,039)	(1,832,270)	$(10,391,582)	$(28,479,263)

Class C
Shares sold	407,191	344,720	$3,925,711	$5,122,702

Shares issued in reinvestment of distributions	623,231	297,022	7,927,504	4,241,466

Shares redeemed	(1,295,551)	(706,666)	(13,759,950)	(10,653,948)

Net decrease	(265,129)	(64,924)	$(1,906,735)	$(1,289,780)

Class R
Shares sold	33,219	84,771	$402,659	$1,345,320

Shares issued in reinvestment of dividends and distributions	34,712	11,489	463,406	170,711

Shares redeemed	(60,786)	(57,839)	(717,665)	(920,154)

Net increase	7,145	38,421	$148,400	$595,877

Class K
Shares sold	10,493	142,719	$118,092	$2,350,879

Shares issued in reinvestment of dividends and distributions	36,601	2,721	489,717	40,544

Shares redeemed	(151,692)	(15,762)	(1,819,054)	(250,200)

Net increase (decrease)	(104,598)	129,678	$(1,211,245)	$2,141,223

Class I
Shares issued in reinvestment of dividends and distributions	185	1,680	$2,500	$25,153

Shares redeemed	(942)	(15,493)	(11,112)	(237,884)

Net decrease	(757)	(13,813)	$(8,612)	$(212,731)

24	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Notes to Financial Statements

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2008.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2008 and November 30, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$18,398,807	$12,481,188
Long-term capital gains	37,116,140	18,047,710

Total taxable distributions	55,514,947	30,528,898

Total distributions paid	$55,514,947	$30,528,898

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	25

Notes to Financial Statements

As of November 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$377,645
Accumulated capital and other losses	(30,369,280	)(a)
Unrealized appreciation/(depreciation)	(35,747,040	)(b)

Total accumulated earnings/(deficit)	$(65,738,675)

(a)

On November 30, 2008, the Fund had a net capital loss carryforward for federal income tax purposes of $30,369,280 of which $30,369,280 expires in the year 2016. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences primarily due to a distribution reclassification, resulted in a net decrease in undistributed net investment income and a net decrease in accumulated net realized loss on investments and foreign currency transactions. This reclassification had no effect on net assets.

NOTE J

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated

26	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Notes to Financial Statements

December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K

Recent Accounting Pronouncement

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Fund’s financial statements.

NOTE L

Subsequent Event

Effective January 31, 2009, sales of Class B shares of the Fund to new investors will be suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares will be suspended as of January 31, 2009.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	27

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended November 30,
	2008	2007		2006		2005	2004

Net asset value, beginning of period	$ 16.51	$ 16.13		$ 15.42		$ 14.69	$ 13.27

Income From Investment Operations
Net investment income(a)	.04	.11		.09		.05	.10	(b)
Net realized and unrealized gain (loss) on investment transactions	(5.63)	1.91		1.54		.93	1.32

Net increase (decrease) in net asset value from operations	(5.59)	2.02		1.63		.98	1.42

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.08)		– 0	–	(.10)	– 0	–
Distributions from net realized gain on investment transactions	(3.10)	(1.56)		(.92)		(.15)	– 0	–

Total dividends and distributions	(3.21)	(1.64)		(.92)		(.25)	– 0	–

Net asset value, end of period	$ 7.71	$ 16.51		$ 16.13		$ 15.42	$ 14.69

Total Return
Total investment return based on net asset value(c)	(42.15)%*	13.59%		11.20%		6.67%	10.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$62,968	$136,849		$134,079		$175,285	$224,377
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.34%	1.21	%(d)	1.21	%(e)	1.27%	1.19%
Expenses, before waivers/reimbursements	1.34%	1.21	%(d)	1.21	%(e)	1.27%	1.34%
Net investment income	.38%	.68%		.59	%(e)	.36%	.73	%(b)
Portfolio turnover rate	339%	154%		133%		152%	132%

See footnote summary on page 34.

28	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended November 30,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 15.77	$ 15.43	$ 14.89	$ 14.20	$ 12.92

Income From Investment Operations
Net investment income (loss)(a)	.02	(f)	.07	(f)	(.02)	(.05)	– 0	–(b)(g)
Net realized and unrealized gain (loss) on investment transactions	(5.31)	1.83	1.48	.89	1.28

Net increase (decrease) in net asset value from operations	(5.29)	1.90	1.46	.84	1.28

Less: Dividends and Distributions
Dividends from net investment income	(.09)	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(3.10)	(1.56)	(.92)	(.15)	– 0	–

Total dividends and distributions	(3.19)	(1.56)	(.92)	(.15)	– 0	–

Net asset value, end of period	$ 7.29	$ 15.77	$ 15.43	$ 14.89	$ 14.20

Total Return
Total investment return based on net asset value(c)	(42.20	)%*	13.37%	10.41%	5.90%	9.91%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$34,122	$92,156	$118,437	$164,194	$202,459
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.49%	1.40	%(d)	1.94	%(e)	2.00%	1.92%
Expenses, before waivers/reimbursements	2.09%	1.96	%(d)	1.94	%(e)	2.00%	2.07%
Net investment income (loss)	.21	%(f)	.49	%(f)	(.14	)%(e)	(.37)%	(.03	)%(b)
Portfolio turnover rate	339%	154%	133%	152%	132%

See footnote summary on page 34.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	29

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended November 30,
	2008	2007		2006		2005	2004

Net asset value, beginning of period	$ 15.68	$ 15.42		$ 14.88		$ 14.19	$ 12.91

Income From Investment Operations
Net investment loss(a)	(.04)	(.01)		(.02)		(.05)	.00	(b)(g)
Net realized and unrealized gain (loss) on investment transactions	(5.30)	1.83		1.48		.89	1.28

Net increase (decrease) in net asset value from operations	(5.34)	1.82		1.46		.84	1.28

Less: Distributions
Distributions from net realized gain on investment transactions	(3.10)	(1.56)		(.92)		(.15)	– 0	–

Net asset value, end of period	$ 7.24	$ 15.68		$ 15.42		$ 14.88	$ 14.19

Total Return
Total investment return based on net asset value(c)	(42.57)%*	12.80%		10.42%		5.90%	9.91%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$20,997	$49,598		$49,794		$67,622	$82,312
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.06%	1.93	%(d)	1.92	%(e)	1.99%	1.90%
Expenses, before waivers/reimbursements	2.06%	1.93	%(d)	1.92	%(e)	1.99%	2.05%
Net investment loss	(.35)%	(.03)%		(.12	)%(e)	(.36)%	(.01	)%(b)
Portfolio turnover rate	339%	154%		133%		152%	132%

See footnote summary on page 34.

30	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended November 30,
	2008	2007		2006		2005	2004

Net asset value, beginning of period	$ 16.39	$ 16.06		$ 15.39		$ 14.66	$ 13.27

Income From Investment Operations
Net investment income(a)	.03	.07		.06		.03	.18	(b)
Net realized and unrealized gain (loss) on investment transactions	(5.58)	1.90		1.53		.92	1.21

Net increase (decrease) in net asset value from operations	(5.55)	1.97		1.59		.95	1.39

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.08)		– 0	–	(.07)	– 0	–
Distributions from net realized gain on investment transactions	(3.10)	(1.56)		(.92)		(.15)	– 0	–

Total dividends and distributions	(3.20)	(1.64)		(.92)		(.22)	– 0	–

Net asset value, end of period	$ 7.64	$ 16.39		$ 16.06		$ 15.39	$ 14.66

Total Return
Total investment return based on net asset value(c)	(42.22)%*	13.32%		10.94%		6.47%	10.48%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,141	$2,329		$1,665		$928	$241
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.49%	1.43	%(d)	1.44	%(e)	1.60%	1.45%
Expenses, before waivers/reimbursements	1.49%	1.43	%(d)	1.44	%(e)	1.60%	1.59%
Net investment income	.23%	.46%		.42	%(e)	.19%	1.25	%(b)
Portfolio turnover rate	339%	154%		133%		152%	132%

See footnote summary on page 34.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended November 30,					March 1, 2005(h) to November 30, 2005
	2008	2007		2006

Net asset value, beginning of period	$ 16.48	$ 16.17		$ 15.43		$ 15.27

Income From Investment Operations
Net investment income(a)	.04	.12		.15		.05
Net realized and unrealized gain (loss) on investment transactions	(5.58)	1.90		1.51		.11

Net increase (decrease) in net asset value from operations	(5.54)	2.02		1.66		.16

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.15)		– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(3.10)	(1.56)		(.92)		– 0	–

Total dividends and distributions	(3.26)	(1.71)		(.92)		– 0	–

Net asset value, end of period	$ 7.68	$ 16.48		$ 16.17		$ 15.43

Total Return
Total investment return based on net asset value(c)	(42.05)%*	13.61%		11.39%		1.05%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$352	$2,479		$335		$10
Ratio to average net assets of:
Expenses	1.22%	1.13	%(d)	1.04	%(e)	1.23	%(i)
Net investment income	.38%	.78%		.96	%(e)	.48	%(i)
Portfolio turnover rate	339%	154%		133%		152%

See footnote summary on page 34.

32	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended November 30,					March 1, 2005(h) to November 30, 2005
	2008	2007		2006

Net asset value, beginning of period	$ 16.61	$ 16.25		$ 15.47		$ 15.27

Income From Investment Operations
Net investment income(a)	.10	.14		.19		.09
Net realized and unrealized gain (loss) on investment transactions	(5.65)	1.95		1.51		.11

Net increase (decrease) in net asset value from operations	(5.55)	2.09		1.70		.20

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.17)		– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(3.10)	(1.56)		(.92)		– 0	–

Total dividends and distributions	(3.29)	(1.73)		(.92)		– 0	–

Net asset value, end of period	$ 7.77	$ 16.61		$ 16.25		$ 15.47

Total Return
Total investment return based on net asset value(c)	(41.81)%*	14.00%		11.64%		1.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5	$23		$248		$10
Ratio to average net assets of:
Expenses	.83%	.78	%(d)	.73	%(e)	.96	%(i)
Net investment income	.77%	.87%		1.34	%(e)	.77	%(i)
Portfolio turnover rate	339%	154%		133%		152%

See footnote summary on page 34.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	33

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived by the Adviser and Transfer Agent.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Ratios reflect expenses grossed up, where applicable, for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

Year Ended November 30, 2007
Class A	1.20%
Class B	1.39%
Class C	1.92%
Class R	1.42%
Class K	1.12%
Class I	0.77%

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Net of fees and expenses waived by Distributor.

(g)	Amount is less than $.005.

(h)	Commencement of distributions.

(i)	Annualized.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended November 30, 2008 by 0.02%.

See notes to financial statements.

34	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein Focused Growth & Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Focused Growth & Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of November 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Focused Growth & Income Fund, Inc. at November 30, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 26, 2009

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	35

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For the fiscal year ended November 30, 2008, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates $3,682,480 of the ordinary distributions paid in the fiscal year as qualified dividend income, which is taxed at a maximum rate of 15%.

In addition, the Fund designates $37,116,140 from distributions paid in the fiscal year ended November 30, 2008 as long-term capital gain dividends.

For corporate shareholders, $3,682,480 of the total ordinary income distribution paid during the current fiscal year ended November 30, 2008 is designated for the corporate dividends received deduction.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns, will be included with your Form 1099-DIV which will be sent to you separately in January 2009.

36	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Frank V. Caruso(2), Senior Vice President

Craig T. Ayers, Vice President

Aryeh Glatter, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Fund are made by the Adviser’s Relative Value Investment Team. While the members of the team work jointly to determine the investment strategy, including security selection, for the Fund, Mr. Frank Caruso CFA, who is CIO of the Adviser’s Relative Value Investment Team, is primarily responsible for the day-to-day management of the Fund.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	37

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Chairman of the Board William H. Foulk, Jr., #,*** 76 (1999)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2004. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	94	None

John H. Dobkin, # 66 (1999)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design.	92	None

Michael J. Downey, # 65 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	92	Asia Pacific Fund, Inc., The Merger Fund, and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 72 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2004.	92	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors).

38	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 60 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies and Adjunct Professor at Georgetown University Law Center in the 2008-2009 academic year. She was formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	92	None

Garry L. Moody 56 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008.	91	None

Marshall C. Turner, Jr., # 67 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since November 2008. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	92	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	39

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, # 69 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; and member of Advisory Board of Sustainable Forestry Management Limited.	92	None

INTERESTED DIRECTOR
Marc O. Mayer, + 1345 Avenue of the Americas New York, NY 10105 51 (2003)	Executive Vice President of the Adviser since 2000, and Chief Investment Officer of Blend Solutions since June 2008. Previously, Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of the Adviser from 2001-2003. Prior to 2001, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co. LLC) and its predecessor.	92	SCB Partners, Inc. and SCB Inc.

*	The address for each of the Fund’s independent Directors is c/o AllianceBernstein L.P. Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	Member of the Fair Value Pricing Committee.

+	Mr. Mayer is an “interested director,” as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

40	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS**
Robert M. Keith, 48	President and Chief Executive Officer	Executive Vice President of the Adviser** since July 2008; Executive Managing Director of ABI** since 2006 and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein 63	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers L.P. since prior to 2004.

Frank V. Caruso 52	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Craig T. Ayers 38	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Aryeh Glatter 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Emilie D. Wrapp 53	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2004.

Joseph J. Mantineo 49	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2004.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	41

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS**
Phyllis J. Clarke 48	Controller	Assistant Vice President of ABIS**, with which she has been associated since prior to 2004.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

42	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Focused Growth & Income Fund, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 23, 2008 and presented to the Board of Directors on May 6-8, 2008 - .

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	43

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/29/08 ($MIL)	Fund
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$240.4	Focused Growth & Income Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $84,165 (0.03% of the Fund’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. It should be noted that the Fund was operating below its expense cap as of its most recent fiscal year end; accordingly the expense limitation undertaking of the Fund was of no effect. In addition, set forth below are the gross expense ratios of the Fund for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[4]		Fiscal Year End
Focused Growth & Income Fund, Inc.	Class A Class B Class C Class R Class K Class I	2.50% 3.20% 3.20% 2.70% 2.45% 2.20%	1.21 1.96 1.93 1.43 1.13 0.78	% % % % % %	November 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS.

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	Annualized.

44	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Fund.5 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees based on February 29, 2008 net assets:

Fund	Net Assets 02/29/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Focused Growth & Income Fund, Inc.	$240.4	Relative Value 65 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum account size: $25m	0.370%	0.550%

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	45

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the following sub-advisory relationship. Also shown are what would have been the effective advisory fee of the Fund had the fee schedule of the sub-advisory relationship been applicable to the Fund based on February 29, 2008 net assets and the Fund’s advisory fee:

Fund		Fee Schedule	Effective Sub-adv. Fee	Fund Adv. Fee
Focused Growth & Income Fund, Inc.	Client #1	0.60% on 1st $1 billion 0.55% thereafter	0.600%	0.550%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)6 at the approximate current asset level of the Fund.7

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

6	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

7	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

46	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Fund	Contractual Management Fee (%)[8]	Lipper Exp. Group Median (%)	Rank
Focused Growth & Income Fund, Inc.	0.550	0.750	2/21

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU9 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[10]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Focused Growth & Income Fund, Inc.	1.202	1.277	9/21	1.188	68/129

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a

8	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee would not reflect any expense reimbursements made by the Adviser to the Fund for the expense cap.

9	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

10	Most recently completed fiscal year end Class A total expense ratio.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	47

profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million.11 During the Fund’s most recently completed fiscal year, ABI received from the Fund $5,341, $2,007,078 and $69,873 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $307,925 in fees from the Fund.12

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolios’ most recently completed fiscal year. The

11	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

12	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $33,793 under the offset agreement between the Fund and ABIS.

48	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,13 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th-75th percentile of their comparable peers.15 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

13	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

14	The Deli study was originally published in 2002 based on 1997 data.

15	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	49

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of certain AllianceBernstein Mutual Funds were higher than the medians of these select groups of funds.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of approximately $746 billion as of February 29, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, and 5 year performance rankings of the Fund16 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)17 for the periods ended January 31, 2008.18

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	1.15	-3.13	-2.23	2/21	35/166
3 year	6.93	5.82	6.66	6/20	61/141
5 year	12.93	10.19	10.78	1/17	13/121

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)19 versus its benchmark.20 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.21

16	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

17	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

18	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

19	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

20	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2008.

21	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

50	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

	Periods Ending January 31, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Focused Growth & Income Fund, Inc.	1.15	6.93	12.93	8.11	9.64	0.98	5
Russell 1000 Value Index	-5.38	8.48	14.25	6.39	9.28	1.13	5
Inception Date: December 22, 1999

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2008

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	51

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National National II* Arizona California California II* Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

ACM Managed Dollar Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund. Prior to November 3, 2008, Small/Mid Cap Growth Fund was named Mid-Cap Growth Fund, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund. Prior to December 1, 2008, National II was named Insured National, and California II was named Insured California.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

52	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

FGI-0151-1108

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees	Audit-Related Fees	Tax Fees
2007	$42,000	$4,856	$16,000
2008	$44,100	$5,404	$16,575

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
2007	$890,178	$140,376
		$(124,376)
		$(16,000)
2008	$982,324	$165,098
		$(148,523)
		$(16,575)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof
12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Focused Growth & Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	January 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	January 30, 2009

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	January 30, 2009